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Exhibit 10.6 - Form of Bridge Financing Agreement




Marbo, Inc.
8426 Sunstate Street                                              July 20, 1998
Tampa, Florida 33634

Gentlemen:

                                     PART I

         The undersigned is aware that:

         A. Marbo, Inc. (the "Company") is hereby offering to sell on a "best efforts basis" up to six Units of promissory notes in order to raise $150,000. No refund shall be made if the Company raises less than $150,000. The notes shall be sold in Units, each Unit consisting of a $20,000 Non-Convertible Note and a $5,000 Convertible Note. The Convertible Note shall be convertible at the option of the Holder into 5,000 shares of Common Stock (the "shares") of the Company at a purchase price of $1.00 per share at any time from the date of issuance until, the Convertible Note is retired. Both notes shall bear interest at the rate of 10% per annum payable semi-annually, but due and payable as to principal and unpaid interest at the end of two years from the date of issuance and be prepayable at the option of the holder in the event that the Company is successful in raising gross proceeds of at least $1,000,000 through either a public or private offering. The Convertible Notes, Non Convertible Notes and the shares are collectively the "Securities."

         B. The shares of stock into which the convertible notes may be converted shall be subject to a lock-up provision so that the holders of the shares may not publicly resell them for a period of one year from the date of completion of the Company's initial public offering without the prior written consent of Edwin Jean-Pierre or the Managing Underwriter of its initial public offering. Further, the undersigned shall hereby designate Edwin Jean-Pierre to act as attorney-in-fact to extend the lock-up period for up to one additional year if required by the National Association of Securities Dealers, Inc. or an Exchange for the Company's public offering to be effective.



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         C. Caribbean Securities LLC, 63 Wall Street, New York, NY 10005, will act as Placement Agent in connection with this offering and will receive a commission of 10% as compensation for soliciting investors to purchase in this offering; however, in the event sales are made to Company referred investors, the commission will not exceed 1-1/2%. The Placement Agent and the Company have entered into a Placement Agent Agreement which provides for reciprocal indemnification between the Company and the Placement Agent against certain liabilities in connection with this offering, including liabilities under the Securities Act of 1933, as amended (the "Act"). Insofar as indemnification for liabilities arising under the Act may be provided to officers, directors or persons controlling the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. The Company has agreed to pay a finder's fee to Ed Jean Pierre equal to 8-1/2% of the gross proceeds of the offering. In the event that the amount of commissions and finder's fees were to exceed $15,000, then the amount paid to Mr. Pierre will be reduced so that it will not exceed $15,000 less the amount paid to Caribbean Securities LLC.

         D. The shares to be issued upon conversion of the Convertible Notes would entitle the holders thereof to one vote per share regarding all matters coming up for a shareholder's vote. There would be no cumulative or pre-emptive rights attached to any of the shares.

         E. Prior to the completion of this offering, the Company will have outstanding 905,000 shares of its Common Stock issued to officers, directors and employees of the Company which will be issued in connection with the acquisition of Gladstone's Grilled Chicken, Inc. and Flame Broiled Chicken, Inc.

         F. The Company was incorporated on June 22, 1998 in the State of Delaware. It was incorporated for the purpose of acquiring all of the assets of Gladstone's Grilled Chicken, Inc. and Flame Broiled Chicken, Inc., which will then become wholly-owned subsidiaries. The two corporations operate restaurants known as Gladstone's Grilled Chicken in Tampa, Florida.

         G. The undersigned, if an American citizen or resident, represents and warrants the following:

                  (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets and have adequate means of providing for my current and presently foreseeable future needs, (ii) have no present need for liquidity of my investment in the securities of the Company and (iii) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

                  (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Act because I meet one or more of the following requirements: (Please check the appropriate item):

         (1) the investor is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).



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         (2) the investor is a natural person whose individual gross income
(excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

         (3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

        (4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

         (5) the investor is an entity in which all the equity owners qualify as accredited investors.

         (6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (7) the investor is a bank as defined in section 3(a)(2) of the Act , or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

         (8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

                                     PART II

         The undersigned whether United States citizen, United States resident, United States citizen, or non-United States resident represents and warrants:


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         A. I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

         B. I am fully aware of the risks of investing in the Company, which is also a development stage company and that I may lose all or a portion of my investment from Units purchased from the Company.

         C. I have had the opportunity to ask questions of, and to receive answers from, the Company and Marvin Nolley and Bo Gregtorp with respect to the Company, the terms and conditions of the offering and the Company's plan of operation. The undersigned's representations, if any, and I have been offered access to the books and records of the Company (i) relating to my purchase of the securities and (ii) which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

         D. I am aware that the purchase of the Units of the Company is a speculative investment involving a high degree of risk and that there is no guarantee that I will realize any gain from my investment and that I could lose the total amount of my investment.

         E. I understand that the Company is not a public corporation and that although it plans to become a public corporation, there are no registration rights relating to the securities of the Company. I understand that the Units of the Company are being sold in reliance upon the exemption for private offerings contained in Regulation D promulgated under the Act and the laws of such jurisdictions, based upon the fact that this offering of Units will only be made to a limited number of accredited investors (as defined in Regulation D) and to certain individuals and/or corporations, which are neither residents or citizens of the United States. I am fully aware that the Units to be acquired by me are acquired in reliance upon such exemptions based upon my representations, warranties and agreements. I am fully aware that I must bear the economic risk of my investment herein for the period of time which is required by the Act because the offering has not been registered under the Act and, therefore, the Units cannot be offered or sold unless subsequently registered under the Act or an exemption from such registration is available. I understand that no federal or state agency has passed upon or made any recommendation or endorsement of the Units.



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         F. I am making the investment hereunder for my own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that the statutory basis on which the Units of the Company are being sold to me and others would not be available if my present intention were to hold the securities of the Company for a fixed period or until the occurrence of a certain event. I will not pledge, transfer or assign this Subscription Agreement.

         G. The transferability of the shares of Common Stock of Marbo will be restricted under the Federal and state securities laws and will contain legends substantially as follows:

         "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Federal Securities Act of 1933, as amended, with respect to such securities is then in effect or an exemption from the registration requirement of such Act is then in fact applicable to such transfer."

         H. The undersigned is bona fide permanent resident of and is domiciled in the state or country as set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction, or if a partnership, trust, corporation or other entity, has a principal place of business and is domiciled in the state or country as set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction.

         I. The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

         J. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (i.e., if a trust, copy of the trust agreement; if a corporation,, a certified corporate resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring Securities of the Company, and
(iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

         I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Units of the Company subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.



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                                    PART III

         A.       Representations and Warranties of the Company.

                  The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own properties and conduct its proposed business and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

         B. No Waiver. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         C . Entire Agreement. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Subscription Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement, which fully and completely expresses their agreement.

         D. Changes. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         E. Further Documents. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

         F. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:


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         To the Purchaser:          To the Address listed at the end of
                                    this Subscription Agreement

         To the Company:            To the address specified on page 1

         Copy to:                   Lester Morse P.C.
                                    111 Great Neck Road., Suite 420
                                    Great Neck, NY 11021

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

         G. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         H. Transferability. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor. The undersigned agrees not to transfer or assign this Subscription Agreement or the Securities to be issued by Marbo. Pursuant to the terms of this Subscription Agreement, the undersigned will not be permitted to sell or otherwise transfer the Securities that the undersigned has purchased from the Company or may receive upon conversion of the Convertible Notes without the consent of the Company, which consent can be unreasonably withheld and that the Securities without such consent may only be transferred under the laws of dissent and distribution, subject to the transferee agreeing to be bound by the provisions of this Agreement. Further, any transfer of the securities of the Company if consented to by the Company shall be made only in accordance with all applicable federal and state laws.

                                     PART IV

         A. Describe whether you or any member of your immediate family has any direct or indirect affiliation or association as an officer, director, general partner, employee or agent with any member firm of the National Association of Securities Dealers, Inc. or any other broker and whether you or any member of your immediate family is a senior officer of a bank, savings and loan institution, insurance company, registered investment company, registered investment advisory firm or any similar institutional-type investor and whether you or any member influences the buying or selling of securities by any such entity (If the answer is none, kindly write none):

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         IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement this ____ day of _____________, 1998.



                                      ----------------------------------------
                                                 Name (Please Print)



                                      ----------------------------------------
                                                     Signature

     Address to which information regarding this subscription should be mailed



                                      ----------------------------------------
                                                   Street Address


                                      ----------------------------------------
                                      City              State              Zip

                                                              (    )


                                      ----------------------------------------
                                               Daytime Telephone Number



                                      ----------------------------------------
                                               Social Security Number
The number of Unit(s) accepted
by Marbo, Inc.  ________


ACCEPTED AND AGREED TO
THIS ____ DAY OF __________, 1998


MARBO, INC.


By:______________________________
             Authorized Officer